CONVERTIBLE PROMISSORY NOTE

Amount: $90,000	July 15, 2015

MINDPIX CORPORATION, a Nevada corporation with offices at 940 Lincoln Road, Suite 315, Miami Beach, Florida (herein called the “Maker”), for value received, hereby promises to pay to Victor Siegel, a resident of the State of Florida (“Payee”), on the Maturity Date (hereinafter defined), or earlier as hereinafter provided, the principal sum of Ninety Thousand Dollars ($90,000) (the “Principal”), and to pay interest on such Principal on the Maturity Date (or on any such earlier date), as set forth below.

1. Basis of Debt. Siegel is the President and Chief Executive officer of the Maker. So that all available funds could be used for the operations of the Maker, Siegel’s salary and expenses were accrued. The total amount due to Siegel for the months of May, June and July 2015 is equal to the principal amount of this Note.

2. Definitions.

(a) The term “Conversion Notice” shall have the meaning ascribed to it in Section 8(b) hereof.

(b) The term “Conversion Price” shall mean the lesser of (i) the per share price of the Maker’s common stock on the date of the Conversion Notice provided for herein in Section 8(a) hereof, or (ii) the lowest price per share price paid to Maker by any investor for shares of the Maker’s common stock prior to the Maturity Date.

(c) The term “Conversion Shares” shall have the meaning ascribed to it in Section 8(a) hereof.

(d) The term “Maturity Date” shall mean December 30, 2015.

(e) The term “Event of Default” shall mean any event specified in Section 9(a) of this Note.

(f) The term “Termination Date” shall have the meaning ascribed to it in Section 9(b) hereof.

3. Payment Terms. The Maker shall irrevocably and unconditionally pay to Payee, without set-off or deduction, the Principal of this Note on the earlier of the Maturity Date or the Termination Date. The Principal shall bear interest on the unpaid amount thereof from the date of this Note until paid in full, at the rate of six percent (6%) per annum. Interest shall be payable upon maturity or acceleration. Payment is to be made in common stock of the company pursuant to Conversion Price as defined herein or in cash, at the option of the Payee and shall be calculated on the basis of a year consisting of 365 days. Interest on the Principal amount of this Note following an Event of Default shall accrue at the rate of eighteen percent (18%) per annum, until paid. In no event shall Payee be entitled to receive interest in excess of the legally permissible rate of interest. In the event that Payee receives payments under this Note that are deemed excessive interest under applicable law, such excess will be applied first to the costs referred to in Section 12 hereof and then to the Principal of this Note. If, in such instance, such costs and the Principal are paid in full, any remaining excess shall be refunded to by the Maker.

4. Acceleration. Notwithstanding any provision of this Note to the contrary, upon the occurrence of an Event of Default (hereinafter defined) under this Note, the Principal and all then accrued interest thereon shall become immediately due and payable, without demand, notice or other action by Payee. All payments received by Payee after an Event of Default under this Note will be applied first to the costs referred to in Section 12 hereof, then to all accrued interest hereunder and next to the Principal of this Note.

5. Place and Manner of Payment. All payments of Principal and interest under this Note (and all other amounts payable hereunder) shall be made to Payee on the Maturity Date, or earlier as and to the extent provided in this Note, at the address of Payee hereinbefore set forth or, at Payee’s request, to Payee at such other place as Payee may, from time to time, designate in writing (or by wire transfer pursuant to written instructions provided to Maker by Payee). If any payment hereunder becomes due on a Saturday, Sunday or legal holiday, such payment shall become due on the next business day. All payments of Principal and interest under this Note shall be deemed made only upon receipt by Payee.

6. Prepayment.

(a) The Maker shall have the right to prepay the unpaid Principal of this Note, and/or any accrued interest thereon, in whole or in part, at any time prior to the Maturity Date.

(b) Subject to the terms of Section 8 hereof (and only after Payee has no conversion rights hereunder), notwithstanding any provision of this Note to the contrary, the Principal of this Note, and all accrued interest thereon, shall be mandatorily prepayable from the proceeds of any equity or debt financing received by Maker prior to the Maturity Date. The Maker will provide notice to Payee at least ten (10) days prior to the closing of any such financing and Payee shall be entitled to exercise its conversion rights under Section 8 of this Note on or within five (5) days after any such closing.

7. Security. This note is unsecured.

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8. Conversion.

(a) Notwithstanding any provision of this Note to the contrary, the Maker hereby agrees that the unpaid Principal amount of this Note, and all accrued and unpaid interest thereon, shall be convertible, in whole or in part, at the option of Payee, into such number of shares of the Maker’s common stock as shall be determined by dividing the total of the unpaid Principal amount of this Note, and all accrued interest thereon, by the Conversion Price (the “Conversion Shares”). The Conversion Price per share shall be the lesser of (i) $.0002 per share or (i) 20% of the average of the five lowest intra-day trading prices for the Company’s stock during the previous 20 trading days. Payee may elect to convert this Note, as aforesaid, at any time prior to the Maturity Date, Termination Date, or any date provided for under Section 6(b) hereof.

(b) This Note may be converted by Payee by surrender of this Note with a notice of conversion duly executed by Payee and delivered to Maker at its principal office (the “Conversion Notice”). Any such conversion shall be deemed to have been effected on the date on which this Note shall have been so surrendered to Maker and Payee’s rights as a shareholder of Maker shall be deemed to be effective on the date thereof.

(c) Upon, or as promptly as practicable after the conversion of this Note (but in no event later than three (3) trading days thereafter), the Maker will issue and deliver to the holder of this Note, or otherwise as such holder may direct, a certificate or certificates for the number of full shares of Maker’s common stock issuable upon such conversion, plus, in lieu of any fractional shares to which such holder would otherwise be entitled, a cash payment in an amount equal to the amount of any accrued interest remaining by reason of their being a fractional share not issued to Payee upon such conversion. Alternatively, the Holder may request the shares issuable upon conversion by sent via DWAC to the Holder’s designated brokerage account.

(d) Notwithstanding anything to the contrary contained herein, if the Company is a reporting issuer or becomes a reporting issuer subject to the reporting requirements of the Securities Exchange Act of 1934, the number of Conversion Shares that may be acquired by the Payee upon conversion of this Note (or otherwise in respect hereof) shall be limited to the extent necessary to ensure that, following such conversion (or other issuance), the total number of shares of Common Stock then beneficially owned by such Payee and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the Payee’s for purposes of Section 13(d) of the 1934 Act, does not exceed 4.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder. By written notice to the Company, Payee may waive the provisions of this Section as to itself but any such waiver will not be effective until the 61st day after delivery thereof.

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(e) Notwithstanding anything to the contrary contained herein, if the Company at the time of conversion is not a reporting issuer subject to the reporting requirements of the Securities Exchange Act of 1934, the number of Conversion Shares that may be acquired by the Payee upon conversion of this Note (or otherwise in respect hereof) shall be limited to the extent necessary to ensure that, following such conversion (or other issuance), the total number of shares of Common Stock then beneficially owned by such Payee and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the Payee’s for purposes of Section 13(d) of the 1934 Act, does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder.

9. Default.

(a) If one or more of the following events shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), each such event shall, for purposes of this Note, be deemed an “Event of Default”:

(i) default by the Maker in payment of the Principal of this Note or any accrued interest hereunder, as and when the same shall become due and payable, whether at Maturity or on a date fixed for payment, prepayment, or by acceleration or otherwise; or

(ii) default by the Maker in the performance or observance by it of any other covenant, agreement, term or condition contained in this Note; or

(iii) default under the Payee’s Employment Agreement; or

(iv) the Maker’s making of an assignment for the benefit of its creditors or admitting in writing its inability to pay its debts generally as they become due; or

(v) the entry of a final order, judgment or decree adjudicating the Maker bankrupt or insolvent; or

(vi) the Maker’s petitioning or applying to any court of competent jurisdiction or other tribunal for the appointment of a trustee or receiver, or of any substantial part of its assets or properties, or the commencement by the Maker of any proceedings under any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution, or similar law of any jurisdiction whether now or hereafter in effect; or the filing of any such petition or application, or the commencement of any such proceedings, against the Maker, if the Maker by any act indicates its approval thereof, consents or acquiesces therein, or the entry of any order, judgment or decree appointing any such trustee or receiver, or approves the petition in any such proceedings, if such order, judgment or decree remains unstayed or unbonded and in effect for more than thirty (30) days;

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(vii) the dismissal of the Payee from his position as President and Chief Executive officer, or his removal from the Board of Directors, by a vote of the shareholders or otherwise.

(b) Upon the occurrence of an Event of Default, the holder of this Note may, by notice in writing to the Maker, declare the Principal of this Note then outstanding, and all interest accrued thereon, to be immediately due and payable without presentment, demand or other notice of any kind, all of which are hereby waived, and upon any such notice the same shall become and shall be immediately due and payable, notwithstanding anything contained in this Note to the contrary (the “Termination Date”).

10. Loan Reinstatement. If, at any time after payment in full of this Note, any payments previously made under this Note must be disgorged by the Payee for any reason whatsoever, this Note shall be reinstated as to all disgorged payments as if such payments had not been made, until payment in full of all obligations of the Maker under this Note are made.

11. Waiver of Presentment, Demand and Notice. The Maker hereby waives presentment for payment, demand, notice of demand, notice of non-payment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the terms of this Note (except as specifically provided elsewhere in this Note) and the Maker hereby agrees that its liability under this Note shall be without regard to the liability of any other party, including any guarantor of this Note, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee. The Maker hereby agrees that additional makers, endorsers, guarantors or sureties may become parties to this Note without notice to the Maker and without affecting the Maker’s liability hereunder.

12. Costs of Collection. In the event that Payee shall take any action to enforce its rights under this Note after an Event of Default, including the commencement of any legal action or proceeding to enforce the terms of this Note (or takes any action to enforce its security interest in the Pledged Shares following an Event of Default under this Note), the Payee shall be entitled to recover from the Maker, upon demand, all costs and expenses incurred by it in connection therewith (including, without limitation, all of Payee’s attorneys’ fees and disbursements), together with interest on any judgment obtained against Maker, at the then prevailing legal rate of interest.

13. Remedies Cumulative. The rights and remedies of Payee provided in this Note shall be cumulative and concurrent and exclusive of all rights and remedies provided by law or in equity and Payee may, at its election, pursue its rights and remedies against the Maker hereunder or thereunder, singly, successively, or together, at the sole discretion of Payee, and all of such rights and remedies may be exercised separately as often as occasion therefor shall occur. The failure of Payee to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

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14. Severability. If any provision of this Note is held to be invalid or unenforceable by a court of competent jurisdiction, the other provisions of this Note shall remain in full force and effect and shall be unaffected thereby.

15. No Waiver by Payee. Payee shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Payee, and then only to the extent specifically set forth in any such writing. A waiver of one event shall not be construed as continuing or constitute a bar to or waiver of any right or remedy with respect to a subsequent event.

16. Modification; Governing Law. The provisions of this Note may not be modified or amended except by an instrument in writing signed by the party to be bound thereby. This Note and the respective rights and obligations of the Maker and Payee hereunder shall be governed by and construed in accordance with the laws of the State of Florida with respect to contracts made and to be fully performed therein and without regard to the principles of conflicts of laws thereof. The parties hereto agree that any legal action or proceeding brought to enforce the terms of this Note shall be brought in the state or federal courts located in Broward County, Florida, or any other court of competent jurisdiction selected by Payee, and the parties hereto agree not to challenge the selection of that venue in any such proceeding for any reason, including, without limitation, on the grounds that such venue is an inconvenient forum. The parties hereto specifically agree that service of process in any such proceeding may be made, and such service of process shall be effective if made, pursuant to Section 17 hereto.

17. Notices. All notices, consents, requests, demands and other communications required or permitted to be given under this Note shall be in writing and delivered personally, receipt acknowledged, or mailed by registered or certified mail, postage prepaid, return receipt requested, addressed to the parties hereto at their respective addresses set forth on the first page of this Note (or to such other address as either of the parties hereto shall specify by notice given in accordance with this provision). All such notices, consents, requests, demands and other communications shall be deemed given when personally delivered, as aforesaid, or, if mailed as aforesaid, on the third business day after the mailing thereof or on the day actually received, if earlier, except for a notice of a change of address which shall be effective only upon receipt.

18. Binding Effect. This Note shall be binding upon the Maker and its successors and permitted assigns and shall inure to the benefit of Payee and its successors and assigns. The Maker shall not have the right to assign this Note, or any of its obligations hereunder, without the written consent of Payee, which consent shall be within Payee’s sole and absolute discretion.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Maker, intending to be legally bound hereby, has caused this Note to be signed in its name by its duly authorized President and to be dated the day and year above written.

MINDPIX CORPORATION

By:
Victor Siegel
Chief Executive Officer

By:
Julius John
Director

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